UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ___)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

ADDENTAX GROUP CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Kingkey 100, Block A, Room 4805
Luohu District, Shenzhen City, China 518000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 30, 2026

Dear Fellow Stockholders:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting” or “Meeting”) of Addentax Group Corp. (the “Company, “we”, “our” or “us”) will be held at 9:00 a.m., Eastern Time on Friday, January 30, 2026. We have adopted a completely virtual format for our Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting online at www.proxyvote.com.

You may also attend the Meeting by proxy, and may submit questions ahead of the Meeting through the designated website. For further information about the Meeting, please see the Questions and Answers about the Meeting beginning on page 6 of the accompanying proxy statement (the “Proxy Statement”). The purpose of the Meeting is as follows:

(1) To elect five directors to hold office until the next annual meeting of stockholders and until their respective successors are duly elected or qualified, or until their earlier death, resignation, or removal;

(2) To authorize the board of directors of the Company (the “Board”) to amend the Company’s Articles of Incorporation, as amended, to effect a reverse stock split of the Company’s issued shares of common stock, at a ratio of not less than one-for-two and not more than one-for-two hundred fifty, with the exact ratio to be set within this range by the Board in its sole discretion (the “Reverse Stock Split Proposal”);

(3) To approve one or more adjournments of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes in favor of proposal 1 or 2 or to constitute a quorum, as described in this proxy statement.

The record date for the Annual Meeting is December 9, 2025. Only stockholders of record at the close of business on that date are entitled to receive notice of and vote at the Annual Meeting or any adjournment or postponement thereof.

2

All shares represented by proxies will be voted at the 2025 Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, the proxy confers authority to vote “FOR” each of the foregoing proposals.

The Company’s Board believes that a favorable vote for each nominee for a position on the Board and for all other matters described in the attached Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” each of the foregoing proposals.

Your vote is important no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Meeting virtually, you are urged to promptly complete, date, sign, and return the proxy card. Please review the instructions on your voting options described in the enclosed Proxy Statement you received in the mail. This will not limit your right to virtually attend or vote at the Meeting. You may revoke your proxy at any time before it has been voted at the Meeting.

Thank you for your investment and continued interest in Addentax Group Corp.

Shenzhen, China

Dated: December 22, 2025

By Order of the Board,

/s/ Hong Zhida
Name:	Hong Zhida
Title:	Chairman of the Board, Chief Executive Officer, President, Secretary, and Director

3

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 30, 2026

The notice of annual meeting, the proxy statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 will be available at http://www.addentax.com. Additionally, in accordance with the proxy materials, they will be available at www.proxyvote.com.

I M P O R T A N T

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING VIRTUALLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. PLEASE REVIEW THE INSTRUCTIONS ON YOUR VOTING OPTIONS DESCRIBED IN THE ENCLOSED PROXY STATEMENT YOU RECEIVED IN THE MAIL. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT INTERMEDIARY. AT LEAST THIRTY-THREE AND ONE-THIRD PERCENT (33 1/3%) OF THE VOTING POWER OF THE COMPANY’S OUTSTANDING SHARES OF CAPITAL STOCK MUST BE REPRESENTED AT THE MEETING, EITHER VIRTUALLY OR BY PROXY, TO CONSTITUTE A QUORUM.

4

PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Addentax Group Corp. (the “Company”, “we” or “us”) for use at the annual meeting of stockholders (the “Meeting” or the “Annual Meeting”) of the Company, to be held on 9:00 a.m., Eastern Time on Friday, January 30, 2026. You may attend, vote, and submit questions during the Meeting via the Internet at www.proxyvote.com. You may also attend the Meeting by proxy, and may submit questions ahead of the Meeting through the designated website. For further information about the Meeting, please see the Questions and Answers about the Meeting beginning on page 6 of this Proxy Statement. This Proxy Statement and the enclosed proxy card will be made available to our stockholders on or about December 22, 2025.

Only stockholders of record at the close of business on December 9, 2025 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, 11,715,348 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), were issued and outstanding. At the close of business on the Record Date, the shares of Common Stock were held by approximately 426 individual participants in securities positions listings of our capital stock. One such holder is Cede & Co., a nominee for The Depository Trust Company, or DTC. Shares of Common Stock that are held by financial institutions as nominees for beneficial owners are deposited into participant accounts at DTC and are considered to be held of record by Cede & Co. as one stockholder. Shares cannot be voted at the Meeting unless the holder thereof as of the Record Date is present or represented by proxy. The presence, virtually or by proxy, of the holders of at least 33 1/3% of the Company’s outstanding shares of capital stock as of the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.

Our Board has selected Huang Chao, our Chief Financial Officer and Treasurer, to serve as the holder of proxies for the Meeting. The shares of capital stock represented by each executed and returned proxy will be voted by Mr. Chao in accordance with the directions indicated on the proxy card. If you sign your proxy card without giving specific instructions, Mr. Chao will vote your shares “FOR” the proposals being presented at the Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Meeting; we currently know of no other business to be presented at the Meeting.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Meeting. If you have not voted through your broker, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy card. Third, you may vote virtually at the Meeting. However, your attendance at the Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

We will pay the cost of soliciting the proxies. We will provide copies of this Proxy Statement and accompanying materials to brokerage firms, fiduciaries, and custodians for forwarding to beneficial owners and will, upon request, reimburse these persons for their costs of forwarding these materials. Our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

5

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE MEETING

Q. When is the Meeting?

A. January 30, 2026, at 9:00 a.m., Eastern Time.

Q. Where will the Meeting be held?

A. You may attend the Meeting via the Internet at www.proxyvote.com. If you plan to attend virtually, we recommend that you log in to the Meeting fifteen minutes before the scheduled meeting time on January 30, 2026, to ensure you are logged in when the Meeting starts.

Q. Will there be a Q&A session during the Meeting?

A. As part of the Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the Meeting that are pertinent to the Company and the Meeting matters, as time permits. Only stockholders that have accessed the Meeting as a stockholder will be permitted to submit questions during the Meeting. If you have questions, you may type them into the dialog box provided at any point during the meeting (until the floor is closed to questions). Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Meeting;

●	related to material non-public information of the Company, including the status or results of our business since our last earnings release;

●	related to any pending, threatened or ongoing litigation;

●	related to personal grievances;

●	derogatory references to individuals or that are otherwise in bad taste;

●	substantially repetitious of questions already made by another stockholder;

●	in excess of the two-question limit;

●	in furtherance of the stockholder’s personal or business interests; or

●	out of order or not otherwise suitable for the conduct of the annual meeting as determined by the Chair or Secretary in their reasonable judgment.

Q. Why am I receiving these proxy materials?

A. As permitted by rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 (the “Annual Report”) available to our stockholders electronically via the Internet. The proxy materials containing instructions on how to access this Proxy Statement and our Annual Report and vote via the Internet, by phone, or by mail is first being mailed to all stockholders of record entitled to vote at the 2025 Annual Meeting on or about December 22, 2025. We will send you the proxy materials because the Board is soliciting your proxy to vote at the 2025 Annual Meeting. You are invited to virtually attend the 2025 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may follow the instructions on the proxy materials to vote by Internet, by phone or by mail.

Q. Who is entitled to vote at the Meeting?

A. Only stockholders who owned shares of our Common Stock at the close of business on the Record Date are entitled to notice of the Meeting and to vote at the Meeting, and at any postponements or adjournments thereof. At the close of business on the Record Date, 11,715,348 shares of Common Stock were issued and outstanding. At the close of business on the Record Date, the shares of Common Stock were held by approximately 426 individual participants in securities positions listings of our capital stock, respectively. One such holder is Cede & Co., a nominee for DTC. Shares of Common Stock that are held by financial institutions as nominees for beneficial owners are deposited into participant accounts at DTC and are considered to be held of record by Cede & Co. as one stockholder. For each share of Common Stock held as of the Record Date, the holder is entitled to one vote on each proposal to be voted on. As such, holders of Common Stock are entitled to a total of 11,715,348 votes.

Q. How many shares must be present to conduct business?

A. The presence at the Meeting, virtually or by proxy, of the holders of at least 33 1/3% of the Company’s outstanding shares of capital stock as of the close of business on the Record Date will constitute a quorum. A quorum is required to conduct business at the Meeting and any adjournment or postponement thereof.

6

Q. What will be voted on at the Meeting?

A. The following chart sets forth the proposals scheduled for a vote at the 2025 Annual Meeting and the vote required for such proposals to be approved.

Board Proposal	Vote Required	Voting Options	Recommendation

Proposal 1: To elect five directors to hold office until the next annual meeting of stockholders and until their respective successors are duly elected or qualified, or until their earlier death, resignation, or removal.

The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors.

Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote on this proposal.

		“FOR ALL”; or “WITHHOLD ALL”; or “FOR ALL EXCEPT”	“FOR” the nominated slate of directors

Proposal 2: To authorize the Board to amend the Company’s Articles of Incorporation, as amended, to effect a reverse stock split of the Company’s issued shares of Common Stock at a ratio of not less than one-for-two and not more than one-for-two hundred fifty, with the exact ratio to be set within this range by the Board in its sole discretion (the “Reverse Stock Split Proposal”).

The affirmative (“FOR”) vote of a majority of the votes cast by the stockholders entitled to vote at the 2025 Annual Meeting.

Abstentions will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal. Brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. The vote on the Reverse Stock Split Proposal is considered “routine.” Therefore, broker discretionary voting is allowed for this proposal and broker non-votes, if any, will have no effect on the outcome of the Reverse Stock Split Proposal.

		“FOR”; or “AGAINST”; or “ABSTAIN”	“FOR”

Proposal 3: To approve one or more adjournments of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes in favor of proposal 1 or 2 or to constitute a quorum, as described in this proxy statement.

The affirmative (“FOR”) vote of a majority of the votes cast by the stockholders entitled to vote at the 2025 Annual Meeting.

Abstentions will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal. Brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. The vote on Proposal 3 is considered “routine.” Therefore, broker discretionary voting is allowed for this proposal and broker non-votes, if any, will have no effect on the outcome of Proposal 3.

		“FOR”; or “AGAINST”; or “ABSTAIN”	“FOR”

Q. What shares can I vote at the Meeting?

A. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

7

Q. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A. Some of our stockholders may hold shares of our capital stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Transfer Online, Inc., you are considered to be, with respect to those shares, the stockholder of record, and the proxy materials were sent directly to you. As the stockholder of record, you have the right to vote at the 2025 Annual Meeting and to vote by proxy. Whether or not you plan to attend the 2025 Annual Meeting, we urge you to vote by Internet, by phone or by mail to ensure your vote is counted. You may still attend the 2025 Annual Meeting and vote virtually if you have already voted by proxy.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote on your behalf and are also invited to attend the 2025 Annual Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares at the 2025 Annual Meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the 2025 Annual Meeting. If this applies to you, your broker, trustee, or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

Q. How can I vote my shares without attending the Meeting?

A. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. If you are a stockholder of record, you may vote by proxy by Internet, by phone or by mail by following the instructions provided on the proxy materials. The proxy materials containing instructions on how to access this Proxy Statement and our Annual Report and vote via the Internet, by phone, or by mail is first being mailed to all stockholders of record entitled to vote at the 2025 Annual Meeting on or about December 22, 2025. We will send you the proxy materials because the Board is soliciting your proxy to vote at the 2025 Annual Meeting. To vote using the proxy card, you simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2025 Annual Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee, or nominee, by using the proxy card provided by the broker, trustee, or nominee and mailing them in the envelope provided by such person.

Q. How can I vote my shares?

A. Stockholders who attend the virtual 2025 Annual Meeting should follow the instructions at www.proxyvote.com to vote or submit questions during the Meeting. Voting online during the Meeting will replace any previous votes. Record holders who received a copy of this Proxy Statement and accompanying proxy card in the mail can vote by filling out the proxy card, signing it, and returning it in the postage paid return envelope. Record holders can also vote by telephone at 1-800-690-6903 or by Internet at www.proxyvote.com. Voting instructions are provided on the proxy card. If you hold shares in street name, you must vote by giving instructions to your bank, broker, or other nominee. You should follow the voting instructions on the form that you receive from your bank, broker, or other nominee.

Q. How do I gain admission to the virtual 2025 Annual Meeting?

A. You are entitled to participate in the virtual 2025 Annual Meeting only if you were a stockholder of record who owned shares of the Company’s capital stock (Common Stock) at the close of business on December 9, 2025, the Record Date. To attend online and participate in the 2025 Annual Meeting, stockholders of record will need to use the control number included on their proxy card to log into www.proxyvote.com. Beneficial owners who do not have a control number may gain access to the Meeting by logging into their brokerage firm’s website and selecting the stockholder communication mailbox to link through to the virtual 2025 Annual Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

We encourage you to access the Meeting prior to the start time. Please allow time for online check-in, which will begin at 9:00 a.m., Eastern Time.

Stockholders have multiple opportunities to submit questions to the Company for the 2025 Annual Meeting. Stockholders who wish to submit a question in advance may do so in the question tab of the webcast online during the Meeting at www.proxyvote.com. See “Will there be a Q&A session during the Meeting?” for information about how the Q&A session at the Meeting will be conducted.

8

Q. How are my shares voted?

A. If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all nominees identified in Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3, in the discretion of the proxy holder on any other matters that properly come before the Meeting).

Q. What is a “broker non-vote”?

A. A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Meeting will be deemed present at our Meeting for purposes of determining whether the necessary quorum exists to proceed with the Meeting, but will not be considered entitled to vote on the non-routine proposals.

We believe that under applicable rules, Proposal 2 and Proposal 3 are each considered a routine matter for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners.

Brokers or other nominees cannot vote on Proposal 1 without instructions from beneficial owners. Broker non-votes will not affect the outcome of the vote on Proposal 1.

Q. How are abstentions counted?

A. If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes with respect to a proposal, but they will not be voted on any matter at the Meeting.

With regard to Proposal 1, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions will be entirely excluded from the vote and will have no effect on its outcome.

With regard to Proposal 2, because abstentions are not counted as votes cast, abstentions will have no effect on the outcome of such proposal.

With regard to Proposal 3, because abstentions are not counted as votes cast, abstentions will have no effect on the outcome of such proposal.

Q. Are dissenters’ rights available with respect to any of the proposals?

A. Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

Q. What should I do if I receive more than one proxy materials?

A. If you receive more than one set of proxy materials, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on the proxy materials to ensure that all of your shares are voted.

Q. Can I change my mind after I return my proxy?

A. Yes. You may change your vote at any time before your proxy is voted at the Meeting. If you are a stockholder of record, you can do this by giving written notice to the Company’s Secretary, by submitting another proxy with a later date, or by attending the Meeting and voting virtually. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker, or other nominee regarding that entity’s procedures for revoking your voting instructions.

9

Q. Who is soliciting my vote and who is paying the costs?

A. The Company is making this solicitation and will pay the entire cost of preparing, printing, assembling, mailing, and distributing these proxy materials. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, electronic mail, and facsimile by directors, officers, and regular employees of the Company. None of the Company’s directors, officers or employees will receive any additional compensation for soliciting proxies on behalf of the Board. The Company may also make arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of soliciting material to the beneficial owners of Common Stock held of record by those owners. The Company will reimburse those brokers, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service.

Q. How can I find out the results of the voting?

A. We intend to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Meeting.

Q. Whom should I contact if I have questions?

A. If you have any additional questions about the Meeting or the proposals presented in this Proxy Statement, you should contact our Investor Relations department at our principal executive office as follows:

Investor Relations:	Addentax Group Corp.
Kingkey 100, Block A, Room 4805
Luohu District, Shenzhen City, China 518000
+(86) 755 8233 0336
Email: yoongxin.chan@zgyingxi.com

10

PROPOSAL 1

ELECTION OF DIRECTORS

Nomination of Directors

The Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board. The Nominating Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise in all aspects of corporate governance. Accordingly, the Nominating Committee believes that candidates for directorship should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In evaluating director nominees, the Nominating Committee considers the following factors:

(1) The appropriate size of the Board;

(2) The Company’s needs with respect to the particular talents and experience of its directors; and

(3) The knowledge, skills, and experience of nominees, including experience in technology, business, finance, administration, and/or public service.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it deems to be in the Company’s and its stockholders’ best interests, including the independence requirements for board and committee membership under The Nasdaq Stock Market LLC (“Nasdaq”) listing standards, diversity (though the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees), and the requirements for at least one member of the Board to meet the criteria for an “audit committee financial expert,” as defined by SEC rules. The Nominating Committee also believes it is appropriate for our Chief Executive Officer to serve on the Board.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Nominating Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating Committee’s policy is to not re-nominate that member for reelection. The Nominating Committee identifies the desired skills and experience of a new nominee, and then uses its network and external resources to solicit and compile a list of eligible candidates.

We do not have a formal policy concerning stockholder recommendations of nominees for directorship to the Nominating Committee. The absence of such a policy does not mean, however, that such recommendations will not be considered. Stockholders wishing to recommend a candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, Addentax Group Corp., Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China 518000, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.

There are no arrangements or understandings between any of our directors, nominees for directors, or officers, and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee, or officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed below, during the last five years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Our Nominating Committee currently consists of Li Weilin, Alex P. Hamilton, and Xiao Jiangping (Gary), with Mr. Xiao Jiangping (Gary) serving as the chairman.

11

The Nominating Committee has recommended, and the Board has nominated, Hong Zhida, Hong Zhiwang, Li Weilin, Alex P. Hamilton, and Xiao Jiangping (Gary) as nominees for election as members of our Board at the 2025 Annual Meeting until the next annual meeting of stockholders and until each such director’s respective successor is elected and qualified or until such director’s earlier death, resignation, or removal. Each of the nominees is currently a director of the Company. At the 2025 Annual Meeting, five directors will be elected to the Board.

Information Regarding Directors

Name	Age	Position	Date of First Appointment

Hong Zhida	35	Chairman, CEO, Director, President, and Secretary	March 10, 2017
Hong Zhiwang	31	Director	March 13, 2019
Li Weilin	44	Independent Director	April 26, 2024
Alex P. Hamilton	53	Independent Director	May 10, 2021
Xiao Jiangping (Gary)	47	Independent Director	May 12, 2021

Hong Zhida

Hong Zhida received his bachelor’s degree in Electronic Information Science and Technology from Sun Yat-sen University in July 2013. From June 2014 to present, he served as the Director of China Huiying Joint Supply Chain Group Co. Ltd. He was responsible for assisting the company’s chairman to plan development strategy. From September 2013 to May 2014, he served as Head of Membership Department of the Guangzhou Haifeng Chamber of Commerce. In that position he was responsible for the membership management of the institution. Mr. Hong’s extensive experience in the Company which demonstrates his familiarity with the Company’s overall operations and governance structure led to the conclusion that he should serve as a director.

Aside from the above, Mr. Hong does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Hong Zhiwang

Hong Zhiwang earned his bachelor’s degree in Automation Engineering from Beijing Institute of Technology University Zhuhai Campus, China in 2014. Mr. Hong has been the brand marketing manager at Addentax Group Corp. since 2018 and is responsible for e-commerce marketing covering design website, brand marketing, market investigation and development, and expanding marketing channels to develop new clients, designing the company’s logo and registering copyrights. In 2014, he was the PDM Software Engineer for Hongfan Computer & Technology Co., Ltd. and was responsible for developing software, on-site inspection and guidance and software maintenance, in assistance of ERP to manage the system and create brand new demands design and in charge of R&D of PLM System, surface model design and function model development, structure development and communications technology development. Mr. Hong brings to the Board deep brand marketing experience and his extensive experience in the Company which demonstrates his familiarity with the Company’s overall operations and governance structure led to the conclusion that he should serve as a director.

Aside from the above, Mr. Hong does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

12

Li Weilin

Li Weilin has been serving as the information and network center director in Xinhua College of Sun Yat-sen University since 2005. Since 2015, Mr. Li has been serving as the chief of senior engineer of Computer Application & Technology program in Guangdong Polytechnic College. From March 2019 to May 2021, Mr. Li was appointed as an independent director, a compensation committee member, an audit committee member and the chairperson of the nominating and corporate governance committee of Addentax Group Corp. Mr. Li is experienced in the field of network & system safety, image processing, data mining, business intelligence, big data management and network physical system. Mr. Li obtained a bachelor’s degree in Computer Science & Technology and a master’s degree in Software Engineering from Sun Yat-sen University, China in 2005 and 2011, respectively. We believe that Mr. Li is qualified to be an independent director due to his extensive experience in information technology and his prior experience in the Company which demonstrates his familiarity with the Company’s operations and governance structure.

Aside from the above, Mr. Li does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Alex P. Hamilton

Alex Hamilton obtained his bachelor’s degree in Economics from Brandeis University in 1994. Mr. Hamilton has been the Chief Financial Officer of CBD Biotech Inc. since November 2018, and has also served as Director of CBD Biotech Inc. since April 2019. In April 2016, Mr. Hamilton founded Hamilton Laundry, and has served as its chief executive officer since then. Mr. Hamilton also founded Hamilton Strategy in November 2014, and has served as its chief executive officer since. From November 2013 to November 2014, Mr. Hamilton was the president of Kei Advisors. Mr. Hamilton was also the Co-Founder of Donald Capital LLC, and has served as its president since May 2019. From December 2020 to July 2021, Mr. Hamilton served as an independent director and the chairman of the audit committee of Wunong Net Technology Company Limited (Nasdaq: WNW). Mr. Hamilton’s prior public company experience led to the conclusion that he should serve as a director.

Aside from the above, Mr. Hamilton does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Xiao Jiangping (Gary)

Xiao Jiangping (Gary) has been the CFO at deGiulio Kitchen Design, Inc since August 2023. He previously served as CFO at Big Red Rooster Flow, LLC from June 2021 to August 2023. From July 2019 until April 2021, he served as VP of Finance & Accounting for Hilco IP Merchant Bank. From March 2017 until March 2019, he served as CFO for Professional Diversity Network, Inc. (Nasdaq: IPDN). From June 2013 until April 2016, he served as the CFO and Controller of Petstages Inc. Mr. Xiao has also been an independent director for several public companies. Since November 2021, Mr. Xiao has been an independent board director and the chairman of the audit committee of Embrace Change Acquisition Corp (NASDAQ: EMCG), a special purpose acquisition company, or “SPAC”. From July 2019 to November 2021, Mr. Xiao served as an independent board director and audit committee chair of Takung Art Co. Ltd. (NYSE: TKAT). He received a master’s degree in business administration from the Ross School of Business at the University of Michigan in 2006 and a bachelor’s degree in accounting from Tsinghua University in 2000. Mr. Xiao’s prior public company experience led to the conclusion that he should serve as a director.

Aside from the above, Mr. Xiao does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

13

Qualification of Directors

The Nominating Committee believes that each of the directors named above has the necessary qualifications to be a member of the Board. The Nominating Committee believes that each director brings a strong background and skill set to the Board, giving the Board as a whole competence and experience in diverse areas, including corporate governance and board service, finance, management and industry experience.

Required Vote of Stockholders

Directors are elected by plurality of the votes cast at the Meeting. If a quorum is present and voting at the Meeting, the five nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted for which no contrary instruction is given, if authority to do so is not withheld, “FOR” the election of each of the nominees named above.

Only votes “FOR” will affect the outcome. Broker non-votes and withheld votes will have no effect on this proposal, as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

Recommendation of our Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES UNDER PROPOSAL 1

14

PROPOSAL 2

PROPOSAL TO AUTHORIZE THE BOARD TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED SHARES OF COMMON STOCK AT A RATIO OF NOT LESS THAN ONE-FOR-TWO AND NOT MORE THAN ONE-FOR-TWO HUNDRED FIFTY, WITH THE EXACT RATIO TO BE SET WITHIN THIS RANGE BY THE BOARD IN ITS SOLE DISCRETION.

Background and Overview

The Board is seeking stockholder approval of an amendment to the Company’s Articles of Incorporation, as amended (the “Proposed Amendment”) to effect a reverse stock split of the issued shares of Common Stock at a ratio of not less than one-for-two and not more than one-for-two hundred fifty, with the exact ratio to be set within this range by the Board in its sole discretion (the “Reverse Stock Split”). The Board has unanimously adopted and declared advisable the Proposed Amendment and recommends that the stockholders approve the Proposed Amendment.

If stockholders approve the Reverse Stock Split Proposal, the Articles of Incorporation, as amended, will be amended to include a new Article, the form of which will read in its entirety as follows:

Contingent and effective as of [_____] on [_____] (the “Effective Time”), each [_____] shares of Common Stock issued and outstanding prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional share shall be issued in connection with the foregoing combination of the shares pursuant to the Reverse Stock Split. Stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of common stock in lieu of such fractional share.

The Reverse Stock Split shall occur automatically without any further action by the holders of Common Stock, and whether or not the certificates representing such shares have been surrendered to the Company; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable as a result of the Reverse Stock Split unless the existing certificates evidencing the applicable shares of stock prior to the Reverse Stock Split are either delivered to the Company, or the holder notifies the Company that such certificates have been lost, stolen or destroyed, and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.

If stockholders approve the Reverse Stock Split Proposal, the Board will, in its discretion, determine the Reverse Stock Split ratio within a range from any whole number between one-for-two to one-for-two hundred fifty, as determined by the Board in its sole discretion, cause the Proposed Amendment to be filed with the Nevada Secretary of State, and effect the Reverse Stock Split. We will not reduce the number of authorized shares of Common Stock in connection with the Reverse Stock Split. No further action on the part of stockholders will be required to implement the Reverse Stock Split.

The Proposed Amendment will effect a Reverse Stock Split of the issued shares of the Common Stock at a Reverse Stock Split ratio within the range described herein and publicly announced by the Board prior to the effectiveness of the Reverse Stock Split. As of the Record Date, the Company had 11,715,348 shares of Common Stock issued and outstanding. Based on such numbers, immediately following the effectiveness of the Reverse Stock Split (and after giving effect to the rounding up of fractional shares to the nearest whole share), we will have, depending on the Reverse Stock Split ratio selected by the Board, the number of issued and outstanding shares of Common Stock as illustrated in the table under the caption “–Effects of the Reverse Stock Split–Effect on Shares.” Except for any changes as a result of the treatment of fractional shares as discussed below, all holders of the Company’s Common Stock will be affected proportionately by the Reverse Stock Split.

15

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who would otherwise be entitled to receive a fractional share upon the Reverse Stock Split will receive one whole share in lieu of fractional shares. For those beneficial holders who hold shares through a brokerage firm, the Company intends to round up fractional shares at the participant level. No cash payments will be made in respect of any fractional shares. The Common Stock will continue to have a par value of $0.001 per share.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Board will have the sole discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary.

Criteria to be Used for Determining the Reverse Stock Split Ratio

In determining which Reverse Stock Split ratio to implement following the receipt of the requisite stockholder approval, the Board will consider, among other matters, various factors, including, without limitation:

●	the historical and then-prevailing trading price and trading volume of the Common Stock;

●	the expected impact of the Reverse Stock Split on the trading price of the Common Stock and the trading market of the Common Stock, in each case, in the short and long term;

●	the Company’s ability to continue its listing on the Nasdaq Capital Market;

●	the per share price of the Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of the Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of the Common Stock;

●	our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split; and

●	the prevailing general market and economic conditions.

Risks Associated with the Reverse Stock Split

We expect the Reverse Stock Split to increase the market price of our Common Stock. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per-share price of our Common Stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of the Common Stock following the Reverse Stock Split. Even if we implement the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance and general market conditions in our industry.

Further, following the Reverse Stock Split, because we are not reducing the number of authorized shares of the Common Stock in connection with the Reverse Stock Split, we will have additional shares available to issue upon conversion or exercise of securities of the Company that are convertible into or exercisable for the Common Stock. In addition, we may require significant proceeds from sales of our debt or equity securities to fund our operations in the near term, which will cause further dilution to stockholders. The issuance of a substantial amount of shares of the Common Stock or securities convertible into or exercisable for our Common Stock in the future could put downward pressure on the price of the Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of the Common Stock in general, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of the Common Stock does not increase as a result of the Reverse Stock Split.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of fewer than 100 shares of the Common Stock. A purchase or sale of fewer than 100 shares of the Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of the Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their shares.

16

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of the Common Stock outstanding following the Reverse Stock Split.

If our Common Stock fails to meet the minimum bid price requirement for continued listing on Nasdaq and we have effected a reverse stock split within the prior one-year period, or one or more reverse stock splits within the prior two-year period with a cumulative ratio of 250 shares or more into one, we would not be eligible for any compliance period specified in Nasdaq Listing Rule 5810(c)(3)(A). In such circumstances, the Nasdaq Listing Qualifications Department would issue a Staff Delisting Determination with respect to our Common Stock. As a result, our Common Stock could be delisted from Nasdaq, which would materially and adversely affect the liquidity and market price of our Common Stock and our ability to raise capital in the future.

Effective Date

If the Reverse Stock Split Proposal is approved by stockholders and implemented by the Company, we will file the Proposed Amendment with the Nevada Secretary of State, which will indicate the date and time that the Reverse Stock Split will become effective (the “Effective Date”). The exact timing of the Effective Date and the filing of the Amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Proposed Amendment to effect the Reverse Stock Split, the Board, in its sole discretion, determines that the Reverse Stock Split is no longer in the best interests of the Company and our stockholders.

Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who would otherwise be entitled to receive a fractional share upon the Reverse Stock Split will receive one whole share in lieu of fractional shares. For those beneficial holders who hold shares through a brokerage firm, the Company intends to round up fractional shares at the participant level. No cash payments will be made in respect of any fractional shares.

Effects of the Reverse Stock Split

After the Effective Date of the Reverse Stock Split, each stockholder will own a reduced number of shares of the Common Stock. However, the Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company (except to the extent of the rounding up of fractional shares, in which case the Company does not expect any such increase to be material). Voting rights and other rights and preferences of the holders of the Common Stock will not be affected by the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split.

The principal effects of the Reverse Stock Split will be that:

●	the number of issued shares of the Common Stock will be reduced proportionately based on the final Reverse Stock Split ratio, as determined by the Board in its sole discretion;

●	based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per-share exercise price, grant price, purchase price, and/or the number of shares subject to all then outstanding stock options, restricted stock units, and other awards issued under any employee equity incentive plan, which will result in a proportional decrease in the number of shares of the Common Stock reserved for issuance upon exercise of such plan’s awards;

●	the number of shares of the Common Stock then reserved for issuance under any employee equity incentive plan will be reduced proportionately based upon the Reverse Stock Split ratio selected by the Board; and

●	all share and per share amounts in our financial statements and the notes thereto will be retroactively adjusted for all periods to give effect to the Reverse Stock Split.

17

Although the number of outstanding shares of the Common Stock would decrease following the Reverse Stock Split, the Board does not intend for a Reverse Stock Split to be the first step in a “going private transaction” within the meaning of Rule 13a-3 of the Exchange Act.

Effects of the Reverse Stock Split–Effect on Shares

The following table contains approximate information, based on share information as of December 9, 2025, the Record Date, relating to the outstanding Common Stock based on the proposed Reverse Stock Split assuming that the Reverse Stock Split Proposal is approved and the Reverse Stock Split is implemented after giving effect to any adjustments for fractional shares of the Common Stock, as of the Record Date.

	Before Reverse Stock Split	Reverse Stock Split Ratio of one-for-two	Reverse Stock Split Ratio of one-for-two hundred fifty
Number of Shares of Common Stock Authorized	250,000,000	125,000,000	1,000,000
Number of Shares of Common Stock Issued and Outstanding	11,715,348	5,857,674	46,862
Number of Shares of Class A Common Stock Authorized but Unissued	238,284,652	119,142,326	953,138

After the Effective Date of the Reverse Stock Split, the Common Stock would have new uniform securities identification procedures (CUSIP) numbers, which is used to identify our Common Stock. The Common Stock would continue to be reported on the Nasdaq Capital Market under the symbol “ATXG.”

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act.

Stated Capital

Pursuant to the Reverse Stock Split, the Common Stock will remain having the par value of $0.001 per share. Our stockholders’ equity, in the aggregate, will remain unchanged. The net income or loss per share and the net book value per share of the Common Stock will be increased because there will be fewer shares of the Common Stock outstanding. Retroactive restatement will be given to all share numbers in the financial statements and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Shares Held in Book-Entry and Through a Broker, Bank, or Other Nominee

The combination of, and reduction in, the number of the outstanding shares of the Common Stock as a result of the Reverse Stock Split will occur automatically at the Effective Date without any additional action on the part of our stockholders.

Upon the Reverse Stock Split, we intend to treat stockholders holding shares of the Common Stock in “street name” (that is, through a broker, bank, or other nominee) in the same manner as registered stockholders whose shares of our Common Stock are registered in their names. Brokers, banks, or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of the Common Stock in “street name”; however, these brokers, banks, or other nominees may apply their own specific procedures for processing the Reverse Stock Split.

If you hold your shares of the Common Stock with a broker, bank, or other nominee, and you have any questions in this regard, we encourage you to contact your broker, bank, or nominee.

If you hold registered shares of the Common Stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of the Common Stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of the Common Stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Date indicating the number of shares of the Common Stock you hold.

18

Shares Held in Certificated Form

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Date. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent. Any stockholder who has lost their Old Certificate will need to obtain a surety bond to have it replaced before their shares will be exchanged; there will be a fee associated with replacing the lost Old Certificate. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split Common Stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares of Common Stock registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for the appropriate number of shares of post-Reverse Stock Split Common Stock. If an Old Certificate has a restrictive legend on its reverse side, then a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a brief summary of certain material United States federal income tax consequences of the Reverse Stock Split to a stockholder that is a “U.S. Holder,” as defined below. This brief summary does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local, or non-U.S. income or other tax consequences, including gift or estate taxes and the Medicare contribution tax on net investment income. Also, it does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, non-U.S. entities, nonresident alien individuals, broker-dealers, tax-exempt entities, stockholders that received the Common Stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging, or conversion transaction for federal income tax purposes. If a partnership holds the Common Stock, the tax treatment of a partner will generally depend on the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding the Common Stock, you are encouraged to consult your tax advisor. This summary also assumes that you are a U.S. Holder who has held, and will hold, shares of the Common Stock as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), i.e., generally, property held for investment. Finally, the following discussion does not address the tax consequences of transactions occurring prior to or after the Reverse Stock Split (whether or not such transactions are in connection with the Reverse Stock Split), including, without limitation, the exercise of options or rights to purchase the Common Stock in anticipation of the Reverse Stock Split.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. You should consult with your own tax advisor with respect to the tax consequences of the Reverse Stock Split. As used herein, the term U.S. Holder means a stockholder that is, for federal income tax purposes: an individual who is a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any state, including the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust that (i) is subject to the primary supervision of a U.S. court and the control of one of more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

19

The following discussion is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service (“IRS”) could adopt a contrary position. In addition, future legislative, judicial, or administrative changes or interpretations could adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences described herein. No ruling from the IRS or opinion of counsel has been obtained or will be obtained in connection with the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a “recapitalization” for U.S. federal income tax purposes under Section 368(a) of the Code. Accordingly, except for adjustments that may result from the treatment of fractional shares of the Common Stock as described below, no gain or loss should be recognized by a U.S. Holder as a result of the Reverse Stock Split. The aggregate tax basis of the post-Reverse Stock Split shares received in the Reverse Stock Split (including any whole share received in exchange for a fractional share) will be the same as the stockholder’s aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefor. A U.S. Holder’s holding period for the post-Reverse Stock Split shares will include the period during which such stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split. For purposes of the above discussion, holders who acquired different blocks of the Common Stock at different times for different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged in the Reverse Stock Split.

As noted above, fractional shares of the Common Stock will not be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the final ratio will automatically be entitled to receive an additional share of the Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of the Common Stock are not clear. A U.S. Holder who receives a whole share of the Common Stock in lieu of a fractional share will recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such stockholder was otherwise entitled. U.S. holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share.

U.S. Holders will be required to provide their social security or other taxpayer identification numbers (or, in some instances, additional information) to the exchange agent in connection with the Reverse Stock Split to avoid backup withholding requirements that might otherwise apply. This information is generally provided on IRS Form W-9 or a substitute form. Failure to provide such information may result in backup withholding at a rate of 24%.

Sale, Exchange or Other Taxable Disposition by U.S. Holders

A U.S. holder will recognize taxable gain or loss on the sale, exchange or other taxable disposition of Common Stock in an amount equal to the difference between the amount realized on such taxable disposition and the U.S. holder’s adjusted tax basis in the Common Stock, in each case as determined in U.S. dollars. Gain or loss realized on the sale, exchange or other taxable disposition of Common Stock will be capital gain or loss and will generally be long-term capital gain or loss if the Common Stock have been held for more than one year.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A BRIEF SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, NON-U.S., AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

20

Required Vote of Stockholders

The approval of the Reverse Stock Split Proposal requires that a quorum exist and that the number of votes cast in favor of approval of the Reverse Stock Split Proposal exceeds the number of votes cast against approval of the Reverse Stock Split Proposal. Abstentions are not considered votes cast and will therefore have no effect on the Reverse Stock Split Proposal. Brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. The vote on the Reverse Stock Split Proposal is considered “routine.” Therefore, broker discretionary voting is allowed for this proposal and broker non-votes, if any, will have no effect on the outcome of the Reverse Stock Split Proposal.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE COMPANY’S BOARD TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT A RATIO OF NOT LESS THAN ONE-FOR-TWO AND NOT MORE THAN ONE-FOR-TWO HUNDRED FIFTY, WITH THE EXACT RATIO TO BE SET WITHIN THIS RANGE BY THE BOARD IN ITS SOLE DISCRETION.

21

PROPOSAL 3

AUTHORIZATION OF THE CHAIRMAN TO ADJOURN THE ANNUAL MEETING

The Adjournment Proposal

The Board is seeking stockholder approval of one or more adjournments to the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting cast in favor of the other proposals proposed in this proxy statement.

If, at the Annual Meeting, the number of shares present or represented and voting to approve the other proposals is not sufficient to approve such proposals, or if a quorum is not present, the Board currently intends to move to adjourn the Annual Meeting to enable the Board to solicit additional proxies for the approval of the other proposals or if there is not a quorum, as applicable.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the Board to adjourn the Annual Meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve this proposal, the Board could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted. If the stockholders do not approve this proposal, the chairman of the Annual Meeting may exercise discretionary authority to adjourn the Annual Meeting, as necessary.

Required Vote of Stockholders

The affirmative “FOR” vote of a majority of the votes cast by the stockholders entitled to vote at the 2025 Annual Meeting is required to approve this proposal.

Because broker discretionary voting is allowed for this Proposal 3, we do not expect any broker non-votes for this proposal. Abstentions will not be counted as votes cast, and thus, will not affect the outcome of the vote on this proposal.

Recommendation of our Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING CAST IN FAVOR OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

22

BOARD MATTERS AND CORPORATE GOVERNANCE

Board and Stockholder Meetings and Attendance

The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates, and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

Directors are elected annually and hold office until the next annual meeting of stockholders and until their respective successors are duly elected or qualified, or until their earlier death, resignation, or removal.

Board Composition and Election of Directors

Director Independence

Our Board has determined that Li Weilin, Alex P. Hamilton, and Xiao Jiangping (Gary) are all independent directors in accordance with the listing requirements of Nasdaq. Nasdaq’s independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of their family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Each of Hong Zhida and Hong Zhiwang is not an independent director within the meaning of Nasdaq Rule 5605. Mr. Hong Zhida, an executive officer of the Company, and Mr. Hong Zhiwang, a director of the Company, are brothers. Apart from this, there are no family relationships among any of our directors or executive officers.

Board Committees

In March 2019, our Board established three standing committees – an audit committee, a compensation committee, and the Nominating Committee – each of which operates under a charter that has been approved by our Board.

The following table provides information for the current membership for each of the committees of the Board:

Name	Age	Position	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Director since

Hong Zhida	35	Chairman, CEO, Director, President, and Secretary				2017
Hong Zhiwang	31	Director				2019
Li Weilin	44	Independent Director	*	C	*	2024
Alex P. Hamilton	53	Independent Director	C	*	*	2021
Xiao Jiangping (Gary)	47	Independent Director	*	*	C	2021

C Indicates Committee Chair

* Indicates Committee Member

23

Audit Committee

The audit committee (“Audit Committee”) oversees the integrity of the Company’s accounting and financial reporting process and the audits of its financial statements. The Audit Committee is directly responsible for, among other matters:

●	Oversee the Company’s accounting and financial reporting processes;

●	Oversee audits of the Company’s financial statements;

●	Discuss policies with respect to risk assessment and risk management, and discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

●	Review and discuss with management the Company’s audited financial statements and review with management and the Company’s independent registered public accounting firm the Company’s financial statements prior to the filing with the SEC of any report containing such financial statements;

●	Recommend to the Board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

●	Meet separately, periodically, with management, with the Company’s internal auditors (or other personnel responsible for the internal audit function) and with the Company’s independent registered public accounting firm;

●	Be directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged to prepare or issue an audit report for the Company;

●	Take, or recommend that the board take, appropriate action to oversee and ensure the independence of the Company’s independent registered public accounting firm; and

●	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent registered public accounting firm, internal auditors or management.

The Audit Committee consists of (i) Alex P. Hamilton, who is the Chairman of the Audit Committee, (ii) Li Weilin, and (iii) Xiao Jiangping (Gary). Each member of the Audit Committee meets the requirements for independence, including the enhanced requirements applicable to audit committee members, and can read and understand fundamental financial statements in accordance with the applicable rules and regulations of the SEC and the Nasdaq listing standards. In arriving at this determination, the Board has examined each Audit Committee member’s professional experience and the nature of their employment in the corporate finance sector. The Board has also determined that Mr. Hamilton qualifies as an “audit committee financial expert,” as defined under applicable SEC and Nasdaq listing standards.

The Audit Committee operates pursuant to a written charter that is available on the Company’s website at: https://www.addentax.com/government.

Report of the Audit Committee of the Board of Directors

The Audit Committee oversees the Company’s financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviews the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting pronouncements.

24

The Audit Committee reviewed with Pan-China Singapore PAC, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee has discussed with Pan-China Singapore PAC its independence from management and the Company, has received from Pan-China Singapore PAC the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Pan-China Singapore PAC’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee met with Pan-China Singapore PAC to discuss the overall scope of its services, and the overall quality of the Company’s financial reporting. Pan-China Singapore PAC, as the Company’s independent registered public accounting firm, also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with Pan-China Singapore PAC were held with and without management present. The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

The Audit Committee is currently in the process of evaluating and selecting a new independent registered public accounting firm for the fiscal year ending March 31, 2026. Because this process has not yet been completed, neither the Audit Committee nor the Board is submitting an auditor ratification proposal for shareholder approval at this year’s Annual Meeting. The Audit Committee held two virtual meetings during 2025.

The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. While the Audit Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board amendments to the charter as it may deem necessary or appropriate.

Respectfully submitted,

The Audit Committee of the Board of Directors:
Alex P. Hamilton (Chairman)
Li Weilin
Xiao Jiangping (Gary)

This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Compensation Committee

The compensation committee (“Compensation Committee”) evaluates, recommends, and approves policy relating to compensation and benefits of the Company’s officers and employees. The Compensation Committee is directly responsible for, among other matters:

●	reviewing and approving, or recommending to the board of directors to approve the compensation of our CEO and other executive officers and directors reviewing key employee compensation goals, policies, plans and programs;

25

●	administering incentive and equity-based compensation;

●	reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

●	appointing and overseeing any compensation consultants or advisors.

The Compensation Committee consists of (i) Li Weilin, who is the Chairperson of the Compensation Committee (ii) Alex P. Hamilton, and (iii) Xiao Jiangping (Gary). The Board has determined that Li Weilin, Alex P. Hamilton and Xiao Jiangping (Gary) are independent under the applicable Nasdaq listing standards, including the enhanced requirements applicable to compensation committee members, and all current members qualify as a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Board has determined that each of the members of the Compensation Committee is an “outside director” as that term is defined in Section 162(m) of the Revenue Code, or Section 162(m). The Compensation Committee held one virtual meeting during 2025.

The Compensation Committee operates pursuant to a written charter that is available on the Company’s website at: https://www.addentax.com/government.

The Compensation Committee may delegate its responsibilities under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also employ a compensation consultant, independent legal counsel or other adviser to assist in the evaluation of the compensation of the Company’s executive officers and its other duties.

Nominating and Corporate Governance Committee

The Nominating Committee is responsible for making recommendations to the Board regarding candidates for directorship, and the structure and composition of the Company’s Board and committees of the Board. The Nominating Committee is directly responsible for, among other matters:

●	selecting or recommending for selection candidates for directorships;

●	evaluating the independence of directors and director nominees;

●	reviewing and making recommendations regarding the structure and composition of our board and the board committees;

●	developing and recommending to the board corporate governance principles and practices;

●	reviewing and monitoring the Company’s Code of Business Conduct and Ethics; and

●	overseeing the evaluation of the Company’s management.

The Nominating Committee consists of: (i) Xiao Jiangping (Gary), who is the Chairman of the Nominating Committee, (ii) Alex P. Hamilton, and (ii) Li Weilin. The Board has determined that Xiao Jiangping (Gary), Li Weilin and Alex P. Hamilton are independent under the applicable rules and regulations of Nasdaq. The Nominating Committee held one virtual meeting during 2025.

The Nominating Committee operates pursuant to a written charter that is available on the Company’s website at: https://www.addentax.com/government.

Board Leadership Structure

The Board currently consists of five directors. We currently combine the positions of Chairman and Chief Executive Officer into one position. We believe that this structure is appropriate at this time. We believe that this combined model has certain advantages over other leadership structures. This combined role allows Mr. Hong to drive execution of our strategic plans and facilitates effective communication between management and our Board to bring key issues to its attention, and to see that our Board’s guidance and decisions are implemented effectively by management.

26

Meetings of Board of Directors

Our Board held four virtual meetings throughout the fiscal year 2025. All directors attended 100% of meetings of the Board and Board committees on which they served in the fiscal year 2025.

We do not have a formal policy requiring directors to attend annual meetings of stockholders.

Executive Sessions of Independent Directors

The independent directors hold regularly scheduled executive sessions of the Board and its committees without management directors or employees present. The independent directors met in executive sessions at most of the regularly scheduled Board and committee meetings held in the fiscal year 2025.

Board’s Role in Risk Management

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. Our management is responsible for day-to-day management of risk. The Board regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risks, including operations, finance, legal, regulatory, strategic and reputational risks.

The Audit Committee reviews information regarding liquidity and operations, and oversees our management of financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Periodically, the Audit Committee reviews our policies with respect to loss prevention, regulatory compliance, risk assessment and risk management, including but not limited to cybersecurity risks. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating Committee reviews compliance with external and internal policies, procedures and practices consistent with the Company’s charter and bylaws.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports and members of our management team about such risks. Matters of significant strategic risk and enterprise-wide risk exposures are considered by our Board as a whole. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Communications with our Board of Directors

Stockholders seeking to communicate with members of the Board should submit their written comments to Addentax Group Corp., Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China 518000, Attn: Secretary. The Secretary will forward such communications to each member of the Board; provided that, if in the opinion of our Secretary, it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion) or specific committees of the Board, as applicable.

Code of Ethics

The Company has adopted a Code of Ethics.

27

Recovery of Erroneously Awarded Compensation

The Company has adopted a clawback policy in connection with recovery of erroneously awarded compensation.

Corporate Governance

Our Code of Ethics, Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter, and other relevant documents are available, free of charge, on our website at https://www.addentax.com/government. The information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

Family Relationships

Hong Zhida, an executive officer and director of the Company, and Hong Zhiwang, a director of the Company, are brothers. Apart from this, there are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Director Compensation

The following table sets forth information regarding the compensation awarded to, earned by, or paid to our directors who served on our Board for the year ended March 31, 2025 and 2024.

DIRECTOR COMPENSATION

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Hong Zhida	2025	$17,229	—	—	—	—	—	—	$17,229
	2024	$17,229	—	—	—	—	—	—	$17,229
Hong Zhiwang	2025	—	—	—	—	—	—	—	—
	2024	—	—	—	—	—	—	—	—
Yu Jiaxin	2025	$—	—	—	—	—	—	—	$—
(Ceased to be Independent Director since April 26, 2024)	2024	$15,000	—		—	—	—	—	$15,000
Alex. P. Hamilton	2025	$15,000	—	—	—	—	—	—	$15,000
	2024	$15,000	—	—	—	—	—	—	$15,000
Xiao Jiangping (Gary)	2025	$15,000	—	—	—	—	—	—	$15,000
	2024	$15,000	—	—	—	—	—	—	$15,000
Li Weilin	2025	$15,000	—	—	—	—	—	—	$15,000
	2024	$—	—	—	—	—	—	—	$—

28

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following table sets forth the names, ages, and positions of our executive officers as of the date of this Proxy Statement. Please see Proposal 1 for additional information regarding our directors. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs. There are no arrangements or understandings between any director and any other person pursuant to which any director or executive officer was or is to be selected as a director or executive officer, as applicable.

Name	Age	Position

Hong Zhida	35	Chairman of the Board, Director, Chief Executive Officer, President and Secretary

Huang Chao	32	Chief Financial Officer and Treasurer

Wu Rui	37	Chief Operating Officer

Set forth below is a brief description of the background and business experience of our executive officers:

Hong Zhida is our Chief Executive Officer, Director, Chairman of the Board, President and Secretary. A description of Mr. Hong’s background and business experience is provided under “Proposal No. 1 Election of Directors.”

Huang Chao

Huang Chao earned two bachelor’s degrees, one in marketing from Shaoguan University, China in 2014 and the other in international logistics and trade finance from University of Northampton, United Kingdom in 2015. He earned his master’s degree in finance and investment management from University of Liverpool, United Kingdom in 2016 to broaden and deepen his knowledge in the accounting and finance field. After his graduation in 2016, he was appointed as a secretary to Chairman in Addentax Group Corp. He handles all Company’s filings to ensure the Company complies with regulation and advising on good corporate governance practice. Huang Chao interacts with the directors, general manager of each business unit, various regulatory and professional bodies such as the SEC, auditors and attorneys to ensure the compliance. His managing experiences, and profound knowledge in finance make him well positioned for his role as Chief Financial Officer and Treasurer.

Wu Rui

Wu Rui has served as our Chief Operating Officer since December 2025. Mr. Wu has been a director of TROOPS, Inc. (Nasdaq: TROO) since June 24, 2024, a Nasdaq-listed company engaged in money lending, property investment, and the operation of an online fintech marketplace. Mr. Wu is also one of the founders of Riches Holdings Limited and has served as its Chief Executive Officer since November 2017. Riches Holdings Limited provides family office services, asset management solutions, insurance brokerage services, and fintech-enabled financial services. From December 2016 to November 2017, Mr. Wu served as Chief Operating Officer at Reliable Wealth Management Limited, where he built a nationwide distribution network in mainland China, managed the operations and support teams at the head office, and led the development of the company’s CRM system. From July 2016 to December 2016, Mr. Wu served as a founding partner and investment director at R&F Global Wealth Limited. From September 2012 to June 2016, Mr. Wu served as Assistant Associate Director at Convoy Financial Group Limited, one of the largest financial advisory firms over the past two decades in Hong Kong. Mr. Wu obtained a Bachelor’s degree in Business Administration from The Chinese University of Hong Kong in November 2012.

Overview

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. For the fiscal year ended March 31, 2025, our “named executive officers” and their positions were as follows:

●	Hong Zhida, Chairman of the Board, Director, Chief Executive Officer, President and Secretary

●	Huang Chao, Chief Financial Officer and Treasurer

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.

Employment Contracts

We have entered into an employment agreement with the following executive officer:

Executive	Title	Date of Agreement	Initial Term of Agreement
Huang Chao	Chief Financial Officer and Treasurer	April 15, 2019	1 year

29

There is no employment agreement between the Company and Hong Zhida, our Chief Executive Officer, President and Secretary. Unless earlier terminated, at the end of the initial term for Huang Chao, the agreement automatically renews for additional an additional one-year term until cancelled.

Summary Compensation Table

The following table provides information concerning all compensation awarded to, earned by, or paid to our former or current “principal executive officer” and executive officers for the fiscal years ended March 31, 2025 and 2024. We refer to these individuals as our “named executive officers.”

Summary Compensation Table – Executive Officers

Name and Principal Position	Fiscal Years	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Hong Zhida	2025	$17,229	—	—	—	—	—	—	$17,229
	2024	$17,229	—	—	—	—	—	—	$17,229
Huang Chao	2025	$31,579	—	—	—	—	—	—	$31,579
	2024	$31,579	—	—	—	—	—	—	$31,579

Stock Option Plan

On May 28, 2024, our Board adopted our 2024 Equity Incentive Plan (the “2024 Equity Incentive Plan”), which was approved by our stockholders at our annual stockholders meeting on June 28, 2024. The 2024 Equity Incentive Plan gives us the ability to grant stock options, stock appreciation rights (SARs), restricted stock and other stock-based awards to officers, directors (including independent directors), employees or consultants of our Company or of any subsidiary of our Company and to non-employee members of our advisory board or our Board or the board of directors of any of our subsidiaries. The Board and the Compensation Committee believe the ability to grant restricted stock, stock options and make other stock-based awards under the Plan is an important factor in attracting, stimulating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the Board or advisory board of our company and our subsidiaries, and to chart our course towards continued growth and financial success. The maximum number of shares of Common Stock issuable under the 2024 Equity Incentive Plan is 1,345,000 shares of Common Stock.

Grants of Plan-Based Awards in Fiscal Year 2025

During fiscal year 2025, the Company did not grant any plan-based awards to our named executive officers.

Outstanding Equity Awards at March 31, 2025

To date, there have been no outstanding equity awards.

Option Exercises and Stock Vested in Fiscal Year 2025

To date, there have been no options exercised by our named officers.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

30

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Common Stock

The following table sets forth, as of December 9, 2025, the number and percentage of the 11,715,348 shares of outstanding Common Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is a director of the Company, (ii) each named executive officer of the Company, (iii) all current directors and executive officers of the Company as a group, and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of Common Stock deemed outstanding includes shares issuable upon exercise of stock options or warrants held by the respective person or group that may be exercised or converted within 60 days after December 9, 2025. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days after December 9, 2025, are included for that person or group but not for any other person or group.

Except as otherwise indicated, the address of each of the persons named in the table below is c/o Addentax Group Corp., Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China 518000.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and Executive Officers:
Hong Zhida	173,890	1.48%
Hong Zhiwang	96,308	0.82%
Huang Chao	2,572	0.02%
Alex P. Hamilton	—	—
Li Weilin	23,095	0.19%
Xiao Jiangping (Gary)	23,095	0.19%
Directors and Executive Officers as a group (6 persons)	318,960	2.72%

Owner of more than 5% of Class
—	—	—

Delinquent Section 16(a) Reports

Under U.S. securities laws, directors, certain officers and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in their ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this Proxy Statement those persons who did not file these reports when due. Based on our review and the representation of our directors and executive officers, there was no directors, officers and persons holding more than 10% of our Common Stock.

31

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than as described below, except compensation arrangements, since the past two fiscal years, there have been no transactions, whether directly or indirectly, between us and any of the Company’s officers, directors, beneficial owners of more than 5% of outstanding shares of Common Stock, or their family members, that exceeded the lesser of (i) $120,000 or (ii) one percent (1%) of the average of the Company’s total assets at year-end for the last two fiscal years.

Name of Related Parties	Relationship with the Company
Hong Zhida	President, CEO, and a director of the Company

Hongye Financial Consulting (Shenzhen) Co., Ltd.	A company controlled by our CEO, Mr. Hong Zhida

Yang Bihua	A legal representative of Shenzhen Xin Kuai Jie Transportation Co., Ltd (“XKJ”), a wholly subsidiary of our Company

Huang Dewu	A legal representative of Shantou Yi Bai Yi Garments Co., Ltd (“YBY”), a former wholly-owned subsidiary of our Company. Mr. Huang Dewu ceased to be a related party on August 31, 2024, when YBY was disposed of

Huang Jinlong	A spouse of the legal representative of Dongguan Heng Sheng Wei Garments Co., Ltd (“HSW”), a wholly owned subsidiary of our Company

The Company leases XKJ office rent-free from Yang Bihua.

Hongye Financial Consulting (Shenzhen) Co., Ltd. provided guarantee to the consideration receivable of transfer of a debt security to a third party.

The Company had the following related party balances at the end of the fiscal years:

Amount due from related party	Fiscal Year 2025	Fiscal Year 2024
Hong Zhida (1)	2,856,262	2,154,759
Yang Bihua (2)	1,426,867	858,133
	$4,283,129	$3,012,892

Related party borrowings	Fiscal Year 2025	Fiscal Year 2024

Hongye Financial Consulting (Shenzhen) Co., Ltd.	$39,174	$170,967
Huang Dewu (3)	-	864,599
Huang Jinlong	122,420	111,179
	$161,594	$1,146,745

(1)	The increase of related party from Hong Zhida was short term loan to Hong Zhida, which is interest free and would be repaid in one year.

(2)	The increase of related party debt from Yang Bihua was mainly due to the cash paid in advance to Yang Bihua. During the fiscal year ended March 31, 2025, the Company received financial support of approximately $0.8 million from Yang Bihua and provided a short-term loan of approximately $1.3 million to Yang Bihua.

(3)	The Company received financial support from Huang Dewu to fund company’s daily operations. The decrease is because YBY was disposed of in August 2024.

The borrowing balances of related parties are unsecured, non-interest bearing and repayable on demand.

Interest of Certain Persons in Matters to be Acted Upon

Save for the disclosed related party transactions under this section and other than the election of directors, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the 2025 Annual Meeting as described in this Proxy Statement.

32

STOCKHOLDERS’ PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2026 Annual Meeting of stockholders they must have been received by us no later than August 24, 2026 (120 days prior to December 22, 2026, the one-year anniversary of the 2025 proxy mailing date). However, if the Company did not hold an annual meeting the previous year, or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. Such proposals should be directed to Addentax Group Corp., Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China 518000, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC. Pursuant to our Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote at the meeting, who has delivered written notice to our Corporate Secretary at our principal executive offices (containing certain information specified in the Bylaws about the stockholder, the proposed action, etc.). The provisions set forth in the Bylaws do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement, notwithstanding the Bylaws, if it is permitted and within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules.

The “Notice Period” for proxy solicitation in support of its director nominees other than the Company’s nominees is the period not less than 90 days nor more than 120 days prior to the one-year anniversary of the date on which the Company mailed its proxy materials to stockholders for the previous year’s annual meeting of stockholders. As a result, the Notice Period for stockholder nominees of directors at the 2026 annual meeting of stockholders will start on August 24, 2026, and end on September 23, 2026. However, if the date of the 2026 annual meeting of stockholders is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the 2025 Annual Meeting, the Notice Period will instead start 120 days prior to the 2026 annual meeting of stockholders and end on the later of (i) 90 days prior to such meeting or (ii) the 10th day following our first public announcement of the date of the 2026 Annual Meeting. In the case of proxy solicitation in support of its director nominees, the soliciting stockholder must comply with all of the notice requirements set forth in Rule 14a-19(b) of the Exchange Act.

This is only a summary of the advance notice procedure. Complete details regarding all requirements that must be met are found in our Bylaws. You can obtain a copy of the relevant Bylaw provisions by writing to the Company at the address above or to email the Company at zdhong@zgyingxi.com, or by accessing the Company’s filings on the SEC’s website at www.sec.gov.

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the 2025 Annual Meeting. However, should any other matters properly come before the 2025 Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our capital stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

33

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials may deliver a single proxy statement and/or proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Addentax Group Corp., Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China 518000, Attn: Secretary, by registered, certified or express mail or by calling the Company at +(86) 755 8233 0336.

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at https://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

The Annual Report on Form 10-K for the fiscal year ended March 31, 2025 (the “2025 Annual Report”) (which is not a part of our proxy soliciting materials), is being mailed with this proxy statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the notice of annual meeting, this proxy statement and our 2025 Annual Report on Form 10-K will be available on our website at https://www.addentax.com/. Additionally, and in accordance with SEC rules, you may access our proxy statement at www.proxyvote.com, a “cookie-free” website that does not identify visitors to the site. A copy of the Company’s Annual Report on Form 10-K filed with the SEC will be provided to stockholders without charge upon written request directed to Addentax Group Corp., Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China 518000, Attn: Secretary. The Company’s copying costs will be charged if exhibits to the 2025 Annual Report are requested. The Company makes available on or through our website free of charge our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after filing.

December 22, 2025,

By Order of the Board of Directors

/s/ Hong Zhida
Name:	Hong Zhida
Title:	Chairman of the Board, Chief Executive Officer, President, Secretary, and Director

34

C/O Transfer Online
512 SE Salmon St.
Portland, OR 97214

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 01/29/2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 01/29/2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

02 0000000000

Nominees

01 Hong Zhida   02 Hong Zhiwang   03 Li Weilin   04 Alex P. Hamilton   05 Xiao Jiangping (Gary)

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date

JOB #

Signature (Joint Owners)   Date

SHARES
CUSIP #
SEQUENCE #

0000686459_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, Form 10-K is/are available at www.proxyvote.com

ADDENTAX GROUP CORP.
Annual Meeting of Shareholders
January 30, 2026 9:00 AM EST
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Huang Chao as proxy, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of ADDENTAX GROUP CORP. that the shareholders are entitled to vote at the Annual Meeting of shareholders to be held at 9:00 AM, ET on 01/30/2026, at www.virtualshareholdermeeting.com/ATXG2026 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000686459_2 R2.09.05.010